Exhibit 99.1
Connect International Limited
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS that the undersigned authorised officers of Connect International Limited (the “Company”) hereby constitute and appoint:
(a)	Timothy James Terence Davis, a director of Connect Holdings Limited;

(b)	David Walter James Astwood, a director of Connect Holdings Limited;

(c)	Brian Kent Holdipp, a director of Connect Holdings Limited;

(d)	Seumas James Dawes, a director of Connect Holdings Limited;

(e)	Robert McCarthy, a director of Connect Holdings Limited;

(f)	Robert Dean Petty, a director of Connect Holdings Limited; and

(g)	William Lamont Barney, a director of Connect Holdings Limited, each of them severally, as the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names, one or more Tender Offer Statements to be filed with the Securities and Exchange Commission under sections 14(d)(1) or 13(e)(1) the Exchange Act of 1934, as amended, and any necessary or appropriate amendments or supplements thereto relating to the offer by Connect Holdings Limited and its shareholders and control persons to purchase all the issued ordinary shares in the capital of Pacific Internet Limited.

/s/ Robert McCarthy
Name: Robert McCarthy
Title: Director

Exhibit 99.1
Ashmore Global Special Situations Fund Limited
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS that the undersigned authorised officers of Ashmore Global Special Situations Fund Limited (the “Fund”) hereby constitute and appoint:
(a)	Timothy James Terence Davis, a director of Connect Holdings Limited;

(b)	David Walter James Astwood, a director of Connect Holdings Limited;

(c)	Brian Kent Holdipp, a director of Connect Holdings Limited;

(d)	Seumas James Dawes, a director of Connect Holdings Limited;

(e)	Robert McCarthy, a director of Connect Holdings Limited;

(f)	Robert Dean Petty, a director of Connect Holdings Limited; and

(g)	William Lamont Barney, a director of Connect Holdings Limited, each of them severally, as the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names, one or more Tender Offer Statements to be filed with the Securities and Exchange Commission under sections 14(d)(l) or 13(e)(l) the Exchange Act of 1934, as amended, and any necessary or appropriate amendments or supplements thereto relating to the offer by Connect Holdings Limited and its shareholders and control persons to purchase all the issued ordinary shares in the capital of Pacific Internet Limited.

/s/ Meloney Cohu	/s/ Keith Stubbingtor
Authorised Signatory	Keith Stubbingtor
By: Northern Trust (Guernsey) Limited	Director
Its: Custodian

Exhibit 99.1
Ashmore Global Special Situations Fund 2 Limited
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS that the undersigned authorised officers of Ashmore Global Special Situations Fund 2 Limited (the “Fund”) hereby constitute and appoint:
(a)	Timothy James Terence Davis, a director of Connect Holdings Limited;

(b)	David Walter James Astwood, a director of Connect Holdings Limited;

(c)	Brian Kent Holdipp, a director of Connect Holdings Limited;

(d)	Seumas James Dawes, a director of Connect Holdings Limited;

(e)	Robert McCarthy, a director of Connect Holdings Limited;

(f)	Robert Dean Petty, a director of Connect Holdings Limited; and

(g)	William Lamont Barney, a director of Connect Holdings Limited, each of them severally, as the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names, one or more Tender Offer Statements to be filed with the Securities and Exchange Commission under sections 14(d)(1) or 13(e)(1) the Exchange Act of 1934, as amended, and any necessary or appropriate amendments or supplements thereto relating to the offer by Connect Holdings Limited and its shareholders and control persons to purchase all the issued ordinary shares in the capital of Pacific Internet Limited.

/s/ Meloney Cohu	/s/ Keith Stubbingto
Authorised Signatory	Keith Stubbingto
By: Northern Trust (Guernsey) Limited	Director
Its: Custodian

Exhibit 99.1
Asset Holder PCC Limited re Ashmore Emerging Markets Liquid Investment Portfolio
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS that the undersigned authorised officers of Asset Holder PCC Limited re Ashmore Emerging Markets Liquid Investment Portfolio (the “Fund”) hereby constitute and appoint:
(a)	Timothy James Terence Davis, a director of Connect Holdings Limited;

(b)	David Walter James Astwood, a director of Connect Holdings Limited;

(c)	Brian Kent Holdipp, a director of Connect Holdings Limited;

(d)	Seumas James Dawes, a director of Connect Holdings Limited;

(e)	Robert McCarthy, a director of Connect Holdings Limited;

(f)	Robert Dean Petty, a director of Connect Holdings Limited; and

(g)	William Lamont Barney, a director of Connect Holdings Limited, each of them severally, as the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names, one or more Tender Offer Statements to be filed with the Securities and Exchange Commission under sections 14(d)(1) or 13(e)(1) the Exchange Act of 1934, as amended, and any necessary or appropriate amendments or supplements thereto relating to the offer by Connect Holdings Limited and its shareholders and control persons to purchase all the issued ordinary shares in the capital of Pacific Internet Limited.

/s/ Meloney Cohu	/s/ Keith Stubbingtor
Authorised Signatory	Keith Stubbingtor
By: Northern Trust (Guernsey) Limited	Director
Its: Custodian

Exhibit 99.1
Asset Holder PCC No 2 Limited re Ashmore Asian Recovery Fund
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS that the undersigned authorised officers of Asset Holder PCC No 2 Limited re Ashmore Asian Recovery Fund (the “Fund”) hereby constitute and appoint:
(a)	Timothy James Terence Davis, a director of Connect Holdings Limited;

(b)	David Walter James Astwood, a director of Connect Holdings Limited;

(c)	Brian Kent Holdipp, a director of Connect Holdings Limited;

(d)	Seumas James Dawes, a director of Connect Holdings Limited;

(e)	Robert McCarthy, a director of Connect Holdings Limited;

(f)	Robert Dean Petty, a director of Connect Holdings Limited; and

(g)	William Lamont Barney, a director of Connect Holdings Limited, each of them severally, as the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names, one or more Tender Offer Statements to be filed with the Securities and Exchange Commission under sections 14(d)(l) or 13(e)(l) the Exchange Act of 1934, as amended, and any necessary or appropriate amendments or supplements thereto relating to the offer by Connect Holdings Limited and its shareholders and control persons to purchase all the issued ordinary shares in the capital of Pacific Internet Limited.

/s/ Meloney Cohu	/s/ Keith Stubbington
Authorised Signatory	Keith Stubbington
By: Northern Trust (Guernsey) Limited	Director
Its: Custodian

Exhibit 99.1
Ashmore Emerging Markets Debt Fund
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS that the undersigned authorised officers of Ashmore Emerging Markets Debt Fund (the “Fund”) hereby constitute and appoint:
(a)	Timothy James Terence Davis, a director of Connect Holdings Limited;

(b)	David Walter James Astwood, a director of Connect Holdings Limited;

(c)	Brian Kent Holdipp, a director of Connect Holdings Limited;

(d)	Seumas James Dawes, a director of Connect Holdings Limited;

(e)	Robert McCarthy, a director of Connect Holdings Limited;

(f)	Robert Dean Petty, a director of Connect Holdings Limited; and

(g)	William Lamont Barney, a director of Connect Holdings Limited, each of them severally, as the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names, one or more Tender Offer Statements to be filed with the Securities and Exchange Commission under sections 14(d)(l) or 13(e)(l) the Exchange Act of 1934, as amended, and any necessary or appropriate amendments or supplements thereto relating to the offer by Connect Holdings Limited and its shareholders and control persons to purchase all the issued ordinary shares in the capital of Pacific Internet Limited.

/s/ John Locks Title: Vice President By: Northern Trust Company, London Branch
Its: Custodian

Exhibit 99.1
Ashmore Emerging Markets Debt and Currency Fund Limited
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS that the undersigned authorised officers of Ashmore Emerging Markets Debt and Currency Fund Limited (the “Fund”) hereby constitute and appoint:
(a)	Timothy James Terence Davis, a director of Connect Holdings Limited;

(b)	David Walter James Astwood, a director of Connect Holdings Limited;

(c)	Brian Kent Holdipp, a director of Connect Holdings Limited;

(d)	Seumas James Dawes, a director of Connect Holdings Limited;

(e)	Robert McCarthy, a director of Connect Holdings Limited;

(f)	Robert Dean Petty, a director of Connect Holdings Limited; and

(g)	William Lamont Barney, a director of Connect Holdings Limited, each of them severally, as the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names, one or more Tender Offer Statements to be filed with the Securities and Exchange Commission under sections 14(d)(l) or 13(e)(l) the Exchange Act of 1934, as amended, and any necessary or appropriate amendments or supplements thereto relating to the offer by Connect Holdings Limited and its shareholders and control persons to purchase all the issued ordinary shares in the capital of Pacific Internet Limited.

/s/ Meloney Cohu	/s/ Keith Stubbington
Authorised Signatory	Keith Stubbington
By: Northern Trust (Guernsey) Limited	Director
Its: Custodian

Exhibit 99.1
Ashmore Management Company Limited
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS that the undersigned authorised officers of Ashmore Management Company Limited (the “Company”) hereby constitute and appoint:
(a)	Timothy James Terence Davis, a director of Connect Holdings Limited;

(b)	David Walter James Astwood, a director of Connect Holdings Limited;

(c)	Brian Kent Holdipp, a director of Connect Holdings Limited;

(d)	Seumas James Dawes, a director of Connect Holdings Limited;

(e)	Robert McCarthy, a director of Connect Holdings Limited;

(f)	Robert Dean Petty, a director of Connect Holdings Limited; and

(g)	William Lamont Barney, a director of Connect Holdings Limited, each of them severally, as the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names, one or more Tender Offer Statements to be filed with the Securities and Exchange Commission under sections 14(d)(1) or 13(e)(1) the Exchange Act of 1934, as amended, and any necessary or appropriate amendments or supplements thereto relating to the offer by Connect Holdings Limited and its shareholders and control persons to purchase all the issued ordinary shares in the capital of Pacific Internet Limited.

/s/ Nigel T Carey
Name: Nigel T Carey
Title: Director

Exhibit 99.1
Spinnaker Global Opportunity Fund Ltd
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS that the undersigned authorised officers of Spinnaker Global Opportunity Fund Ltd (the “Fund”) hereby constitute and appoint:
(a)	Timothy James Terence Davis, a director of Connect Holdings Limited;

(b)	David Walter James Astwood, a director of Connect Holdings Limited;

(c)	Brian Kent Holdipp, a director of Connect Holdings Limited;

(d)	Seumas James Dawes, a director of Connect Holdings Limited;

(e)	Robert McCarthy, a director of Connect Holdings Limited;

(f)	Robert Dean Petty, a director of Connect Holdings Limited; and

(g)	William Lamont Barney, a director of Connect Holdings Limited, each of them severally, as the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names, one or more Tender Offer Statements to be filed with the Securities and Exchange Commission under sections 14(d)(1) or 13(e)(1) the Exchange Act of 1934, as amended, and any necessary or appropriate amendments or supplements thereto relating to the offer by Connect Holdings Limited and its shareholders and control persons to purchase all the issued ordinary shares in the capital of Pacific Internet Limited.

/s/ Marcos Lederman
Name: MARCOS LEDERMAN
Title: DIRECTOR

Exhibit 99.1
Spinnaker Global Emerging Markets Fund Ltd
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS that the undersigned authorised officers of Spinnaker Global Emerging Markets Fund Ltd (the “Fund”) hereby constitute and appoint:
(a)	Timothy James Terence Davis, a director of Connect Holdings Limited;

(b)	David Walter James Astwood, a director of Connect Holdings Limited;

(c)	Brian Kent Holdipp, a director of Connect Holdings Limited;

(d)	Seumas James Dawes, a director of Connect Holdings Limited;

(e)	Robert McCarthy, a director of Connect Holdings Limited;

(f)	Robert Dean Petty, a director of Connect Holdings Limited; and

(g)	William Lamont Barney, a director of Connect Holdings Limited, each of them severally, as the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names, one or more Tender Offer Statements to be filed with the Securities and Exchange Commission under sections 14(d)(1) or 13(e)(1) the Exchange Act of 1934, as amended, and any necessary or appropriate amendments or supplements thereto relating to the offer by Connect Holdings Limited and its shareholders and control persons to purchase all the issued ordinary shares in the capital of Pacific Internet Limited.

/s/ Marcos Lederman
Name: MARCOS LEDERMAN
Title: DIRECTOR

Exhibit 99.1
Spinnaker Global Strategic Fund Ltd
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS that the undersigned authorised officers of Spinnaker Global Strategic Fund Ltd (the “Fund”) hereby constitute and appoint:
(a)	Timothy James Terence Davis, a director of Connect Holdings Limited;

(b)	David Walter James Astwood, a director of Connect Holdings Limited;

(c)	Brian Kent Holdipp, a director of Connect Holdings Limited;

(d)	Seumas James Dawes, a director of Connect Holdings Limited;

(e)	Robert McCarthy, a director of Connect Holdings Limited;

(f)	Robert Dean Petty, a director of Connect Holdings Limited; and

(g)	William Lamont Barney, a director of Connect Holdings Limited, each of them severally, as the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names, one or more Tender Offer Statements to be filed with the Securities and Exchange Commission under sections 14(d)(1) or 13(e)(1) the Exchange Act of 1934, as amended, and any necessary or appropriate amendments or supplements thereto relating to the offer by Connect Holdings Limited and its shareholders and control persons to purchase all the issued ordinary shares in the capital of Pacific Internet Limited.

/s/ Marcos Lederman
Name:	MARCOS LEDERMAN
Title:	DIRECTOR

Exhibit 99.1
Clearwater Undersea Cable Investments, LP
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS that the undersigned authorised officers of Clearwater Undersea Cable Investments, LP (the “Partnership”) hereby constitute and appoint:
(a)	Timothy James Terence Davis, a director of Connect Holdings Limited;

(b)	David Walter James Astwood, a director of Connect Holdings Limited;

(c)	Brian Kent Holdipp, a director of Connect Holdings Limited;

(d)	Seumas James Dawes, a director of Connect Holdings Limited;

(e)	Robert McCarthy, a director of Connect Holdings Limited;

(f)	Robert Dean Petty, a director of Connect Holdings Limited; and

(g)	William Lamont Barney, a director of Connect Holdings Limited, each of them severally, as the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names, one or more Tender Offer Statements to be filed with the Securities and Exchange Commission under sections 14(d)(1) or 13(e)(1) the Exchange Act of 1934, as amended, and any necessary or appropriate amendments or supplements thereto relating to the offer by Connect Holdings Limited and its shareholders and control persons to purchase all the issued ordinary shares in the capital of Pacific Internet Limited.

/s/ Robert Petty
Name:	Robert Petty
Title:	Director

Exhibit 99.1
Clearwater Capital GP, Ltd
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS that the undersigned authorised officers of Clearwater Capital GP, Ltd (the “Company”) hereby constitute and appoint:
(a)	Timothy James Terence Davis, a director of Connect Holdings Limited;

(b)	David Walter James Astwood, a director of Connect Holdings Limited;

(c)	Brian Kent Holdipp, a director of Connect Holdings Limited;

(d)	Seumas James Dawes, a director of Connect Holdings Limited;

(e)	Robert McCarthy, a director of Connect Holdings Limited;

(f)	Robert Dean Petty, a director of Connect Holdings Limited; and

(g)	William Lamont Barney, a director of Connect Holdings Limited, each of them severally, as the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names, one or more Tender Offer Statements to be filed with the Securities and Exchange Commission under sections 14(d)(1) or 13(e)(1) the Exchange Act of 1934, as amended, and any necessary or appropriate amendments or supplements thereto relating to the offer by Connect Holdings Limited and its shareholders and control persons to purchase all the issued ordinary shares in the capital of Pacific Internet Limited.

/s/ Robert Petty
Name:	Robert Petty
Title:	Director